Exhibit 10.1
05 August 2008
To: Bell Microproducts Limited
Fountain Court,
Cox Lane,
Chessington,
Surrey KT9 1SJ
For the attention of Nick Lee/Helen Hancock
Dear Sirs,
Syndicated Credit Agreement dated 2 December 2002 (as amended and restated on 21 May 2008, the “Credit Agreement”)
Notice of default and waiver
We refer to clause 15.2.1 (Financial Statements) of the Credit Agreement, pursuant to which, among other things, BMUK is required to deliver to the Agent in sufficient copies for each of the Lenders the audited consolidated Financial Statements of the Group for each Financial Year by not later than the date falling 120 days after the end of such Financial Year.
The audited consolidated Financial Statements of the Group for the Financial Years ended 31 December 2006 and 31 December 2007 have not, at the date of issuance of this letter, been received by the Agent. Accordingly BMUK is in breach of its obligations under clause 15.2.1 (Financial Statements) of the Credit Agreement, which breach constitutes an Event of Default under clause 17.1.3 (Breach of undertaking) of the Credit Agreement.
The purpose of this letter is to record the terms on which the Lenders are prepared to waive such Event of Default.
Pursuant to clause 30.1 (Amendments) of the Credit Agreement, we, as the Agent, having been authorised by the Majority Lenders to do so in writing, hereby waive, subject to the conditions set out in the following paragraph of this letter, the requirements of clause 15.2.1 (Financial Statements) of the Credit Agreement insofar as they obligate BMUK to deliver the audited consolidated Financial Statements of the Group for the Financial Years ended 31 December 2006 and December 2007.
The waiver set out in the preceding paragraph is given on the following conditions, namely that (a) the audited consolidated Financial Statements of the Group for the Financial Year ended 31 December 2006 are delivered to the Agent in accordance with clause 15.2.1 (Financial Statements) of the Credit Agreement by not later than 31 December 2008; and (b) the audited consolidated Financial Statements of the Group for the Financial Year ended 31 December 2007 are delivered to the Agent in accordance with clause 15.2.1 (Financial Statements) of the Credit Agreement by not later than 30 June 2009. Accordingly if either of such conditions is not fulfilled the waiver contained in this letter shall automatically cease to have effect at 5.30 p.m. (London time) on (in the case of condition (a) above) 31 December 2008 or (in the case of condition (b) above) 30 June 2009 and shall be deemed never to have been given.

V.A.T. Registration no. GB 625 3134 66.
Registered branch in England at 5 Canada Square, London E14 5AQ, United Kingdom no. FC 2984	Bank of America, N.A.
London Telex: 888412/3	5 Canada Square, London E14 5AQ,
Incorporated in U.S.A. with Limited Liability	United Kingdom
Chartered under U.S: law by the office of the Comptroller of the Currency, Charter no. 13044
Head office: 101 South Tryon Street, Charlotte, North Carolina, U.S.A	Tel: +44 (0)20 7174 5809
Regulated by the Financial Services Authority	Fax: +44 (0)20 7174 6427

For the avoidance of doubt the waiver set out in this letter shall also cease to have effect if an Event of Default (other than that referred to in the second paragraph of this letter) shall occur.
Save to the extent specifically provided in this letter the Credit Agreement shall remain in full force and effect. This letter supersedes our letter of 30th January 2008 which shall cease to have effect.
Words and expressions defined in the Credit Agreement shall have the same meanings when used in this letter.
This letter shall be governed by English law.
Please acknowledge your acceptance of the terms of this letter by signing and returning the enclosed copy of it to the undersigned.

Yours faithfully
/s/ Lee Masters
Authorised signatory
For and on behalf of Bank of America, N.A. as Agent

To : Bank of America, N.A.,
5 Canada Square,
London El4 5AQ
Attention Business Capital, Portfolio Management
6 August 2008
Dear Sirs
Syndicated Credit Agreement dated 2 December 2002 (as amended and restated on 21 May 2008, the “Credit Agreement”)
We refer to your letter of 5th August 2008 of which the above is a copy and confirm our acceptance of its terms.

Yours faithfully
/s/ Nicholas Lee
Director
For and on behalf of Bell Microproducts Limited

3